UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                October 20, 2004

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in charter)

Bermuda	1-31339	98-0371344
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

515 Post Oak Boulevard
Suite 600
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 693-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index Appears on Page 4

Item 2.02. Results of Operations and Financial Condition

On October 20, 2004, we issued a news release announcing third quarter results for the period ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1.

On October 21, 2004, following the news release and the filing of this Current Report on Form 8-K, we will hold a conference call at 10:00 a.m. eastern, 9:00 a.m. central, regarding the third quarter results. This scheduled conference call was previously announced on September 29, 2004 and will be available via real-time webcast. To access the call please contact the conference call operator at 866-800-8649, or 617-614-2703 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford Conference Call. The password is “Weatherford.” A replay will be available until 5:00 p.m. central, October 29, 2004. The number for the replay is 888-286-8010, or 617-801-6888 for international calls; passcode 73243260. In addition, an enhanced webcast of the conference call and replay will be available on our website at www.weatherford.com. To access the conference call and replay, click on the Investor Relations Link under “Corporate” and then click on the Enhanced Audio Webcast link.

Item 7.01 Regulation FD Disclosure.

On October 20, 2004, we issued a news release announcing third quarter results for the period ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated October 20, 2004 announcing earnings for the quarter ended September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: October 20, 2004	/s/ Lisa W. Rodriguez
Lisa W. Rodriguez Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Number	Exhibit
99.1	Press release dated October 20, 2004 announcing earnings for the quarter ended September 30, 2004.